THE WACHOVIA FUNDS

Class A Shares, Class B Shares, Class Y Shares

THE WACHOVIA MUNICIPAL FUNDS

CLASS A SHARES AND CLASS Y SHARES

     Supplement to the Combined Statement of Additional Information dated January 31, 2000


Please replace the second paragraph under "How to Buy Shares - Through a Retirement Program" on page 19 of the Combined Statement of Additional Information with the following:

"Class Y Shares are available to accounts serviced by the trust business units of Wachovia, including Qualified Retirement Plans. In addition, other Qualified Retirement Plans with total plan assets in excess of $250 million may purchase Class Y Shares. Class Y Shares are also offered to participants in Qualified Retirement Plans that offer a Wachovia Fund as an investment option through a program known as "Institutional Solutions" marketed by Delaware Investment and Retirement Services, Inc. A plan is considered a Qualified Retirement Plan if the plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986 as amended."

                                                               December 20, 2000



Cusip 929901601   Cusip 929901882
Cusip 929901668   Cusip 929901817
Cusip 929901742   Cusip 929901502
Cusip 929902104   Cusip 929901627
Cusip 929901718   Cusip 929901759
Cusip 929902609   Cusip 929902203
Cusip 929901874   Cusip 929901726
Cusip 929902708   Cusip 929902401
Cusip 929901858   Cusip 929901841
Cusip 929901643   Cusip 929902807
Cusip 929901783   Cusip 929901767
Cusip 929901700   Cusip 929901809
Cusip 929901676   Cusip 929901791
Cusip 929901734   Cusip 929901635
Cusip 929901619   Cusip 929901650
Cusip 929901692   Cusip 929901775
Cusip 929902500
Cusip 929901866
Cusip 929902302
26033 (12/00)